 EXHIBIT 2

HORIZON ENERGY DEVELOPMENT, INC.
INCOME STATEMENT
(Unaudited)

                                                            Three Months Ended
                                                              June 30, 2003
                                                            ------------------

Operating Revenue:
  Operating Revenue                                             $17,247,885
                                                                ------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                      10,819,357
  Operation and Maintenance Expenses                              6,246,187
  Property, Franchise & Other Taxes                                 674,412
  Depreciation, Depletion & Amortization                          3,607,199
                                                                ------------
Operating Expenses                                               21,347,155
                                                                ------------
Operating Loss                                                   (4,099,270)
                                                                ------------

Other Income                                                        286,735
                                                                ------------

Interest Charges                                                  1,969,002
                                                                ------------

Loss Before Income Taxes                                         (5,781,537)
                                                                ------------

Income Taxes - Current                                           (2,181,044)
Income Taxes - Deferred                                             742,513
                                                                ------------
                                                                 (1,438,531)
                                                                ------------

Minority Interest in Foreign Subsidiaries                           877,177
                                                                ------------

Net Loss                                                        ($3,465,829)
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